UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 30, 2007
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 350
Foothill Ranch, California		92610-2831
(Address of Principal Executive Offices)		(Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Item 1.01. Entry into a Material Definitive Agreement.
2007 Base Compensation
     Effective March 30, 2007, the Compensation Committee of the Board of Directors of Kaiser Aluminum Corporation (the “Company”) approved the increases in annual base compensation of the Company’s executive officers and senior managers , with such increases to be effective April 1, 2007. The table below sets forth the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2007 and 2006. Daniel Maddox, the Company’s former Vice President and Controller who resigned effective April 1, 2007, did not receive an increase in annual base salary in 2007 and was not eligible to participate in the Company’s incentive compensation programs for 2007.

Name and Position	Year	Base Compensation
Jack A. Hockema	2007	$758,000
President, Chief Executive Officer and Director	2006	$730,000

Joseph P. Bellino	2007	$363,000
Executive Vice President and Chief Financial Officer	2006	$350,000

John Barneson	2007	$291,000
Senior Vice President and Chief Administrative Officer	2006	$280,000

John M. Donnan	2007	$270,000
Vice President, Secretary and General Counsel	2006	$260,000
2007 Short-Term Incentive Compensation
     Effective March 30, 2007, the Compensation Committee approved a short-term incentive plan for 2007 (the “2007 STI Plan”). The 2007 STI Plan is designed to reward participants for economic value added (EVA) versus cost of capital of the Company’s core Fabricated Products business, including corporate expenses, with modifiers for safety performance (as measured by the total case incident rate), business unit performance and individual performance. Under the 2007 STI Plan, EVA will equal the Company’s pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company’s net assets (subject to certain adjustments). The 2007 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a maximum performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the Named Executive Officers under the 2007 STI Plan at the threshold, target and maximum performance levels.

Name	Threshold	Target	Maximum
Jack A. Hockema	$259,615	$519,230	$1,557,690
Joseph P. Bellino	$90,750	$181,500	$544,500
John Barneson,	$65,475	$130,950	$392,850
John M. Donnan	$60,750	$121,500	$364,500

     Under the 2007 STI Plan, a pro rata incentive award is earned based on actual eligibility during the performance period if prior to December 31, 2007 a participant (1) dies, (2) retires under “normal” retirement (age 62) or in connection with full early retirement (position elimination), (3) is involuntarily terminated due to position elimination, or (4) becomes disabled. Under the 2007 STI Plan, incentive awards are forfeited for voluntary terminations prior to December 31, 2007. A participant will be entitled to the full payment of his or her award if his or her employment terminates on or after December 31, 2007, unless such participant’s employment is voluntarily terminated by him or her without good reason or by us for cause, in which case he or she would forfeit the award.
     The preceding description of the 2007 STI Plan is a summary and is qualified in its entirety by the Summary of the Kaiser Aluminum Fabricated Products 2007 Short-Term Incentive Plan For Key Managers, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
2007 Long-Term Incentive Compensation
     Effective March 30, 2007, the Compensation Committee approved the following grants of restricted stock and option rights for the Named Executive Officers made on April 3, 2007:

	Number of Shares of	Number of shares of Common Stock for which
Name	Restricted Stock(1)	Option Rights are Exercisable(2)
Jack A. Hockema	13,239	8,037
Joseph P. Bellino	5,041	3,060
John Barneson,	3,844	2,334
John M. Donnan	3,431	2,083

(1)	The restrictions on 100% of the shares of restricted stock granted will lapse on April 3, 2010 or earlier if the Named Executive Officer’s employment terminates as a result of death or disability (or, in the case of Messrs. Hockema and Bellino, retirement), the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company.

(2)	The option rights granted will become exercisable as to one-third of the total number of shares of common stock for which they are exercisable on each of April 3, 2008, April 3, 2009 and April 3, 2010 or earlier if the Named Executive Officer’s employment terminates as a result of death or disability (or, in the case of Messrs. Hockema and Bellino, retirement), the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company. The purchase price payable upon exercise of each option right is $80.01, the closing sale price per share of the Company’s common stock, as reported by the Nasdaq Global Market, Inc. on April 3, 2007.

     The restricted stock grants and the option rights grants were made pursuant to the Company’s 2006 Equity and Performance Incentive Plan. See Exhibit 99.1 to the Registration Statement on Form S-8 filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 6, 2006 for a copy of the Company’s 2006 Equity and Performance Incentive Plan. The form of Restricted Stock Award Agreement used to evidence the grants made to the Company’s executive officers is attached hereto as Exhibit 10.2 and incorporated herein by reference. This form replaces the form previously adopted and filed as Exhibit 10.12 to the Company’s Current Report on Form 8-K dated June 30, 2006 and filed with the SEC on July 6, 2006. The form of Option Rights Award Agreement used to evidence the grants made to the Company’s executive officers is attached hereto as Exhibit 10.3 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

10.1	Summary of the Kaiser Aluminum Fabricated Products 2007 Short Term Incentive Plan for Key Managers.

10.2	Form of Executive Officer Restricted Stock Award Agreement.

10.3	Form of Executive Officer Option Rights Award Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By :	/s/ John M. Donnan
John M. Donnan
Vice President, Secretary and General Counsel

Date: April 5, 2007

Exhibit Index

Exhibit
Number	Description

10.1	Summary of the Kaiser Aluminum Fabricated Products 2007 Short Term Incentive Plan for Key Managers.

10.2	Form of Executive Officer Restricted Stock Award Agreement.

10.3	Form of Executive Officer Option Rights Award Agreement.